Exhibit 32.1
AMERICAN WATER WORKS COMPANY, INC.
CERTIFICATION
PURSUANT TO U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of American Water Works Company, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, M. Susan Hardwick, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)
April 27, 2022